NEW COVENANT FUNDS

                       New Covenant Growth Fund
                       New Covenant Income Fund
                   New Covenant Balanced Growth Fund
                   New Covenant Balanced Income Fund

Supplement dated February 17, 2004 to prospectus dated October 15, 2003
    (as supplemented January 1, 2004) and Statement of Additional
                   Information dated October 24, 2003

As of January 1, 2004, New Covenant Funds Distributor, Inc. serves as the distributor for the New Covenant Funds (the "Trust").
Effective on or about March 8, 2004, BISYS Fund Services Ohio, Inc. ("BISYS") will assume the duties as the Trust's administrator and transfer agent

All references to the Trust's distributor and to PFPC Inc. ("PFPC") in the Prospectus on pages 27 through 34, on the Account
Application, or Statement of Additional Information ("SAI") are replaced with New Covenant Funds Distributor, Inc. and BISYS, respectively.

BISYS is located at 3435 Stelzer Road, Columbus, Ohio 43219. The Trust's toll-free telephone number will not change. Please continue to call 877-835-4531 for information or assistance.
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For purchases and sales of shares of the New Covenant Growth Fund,
New Covenant Income Fund, New Covenant Balanced Growth Fund, and New Covenant Balanced Income Fund (each a "Fund" and together the "Funds") investors should use the following instructions which supersede any information to the contrary regarding the purchase and sale of Fund shares in the Funds' prospectus dated October 15, 2003 and supplemented on January 1, 2004 (the "Prospectus").

DO NOT USE THE MAILING OR WIRE INSTRUCTIONS CONTAINED IN THE
PROSPECTUS FOR PURCHASES OR SALES AFTER MARCH 8, 2004.

Effective March 8, 2004, investors who wish to transmit requests to open an account, add to an existing account or sell shares of the Funds should follow the instructions set forth below:

Send your request

BY US. MAIL TO:
New Covenant Funds
Attn: Shareholder Services
PO Box 182959
Columbus, Ohio
43218-2959

BY OVERNIGHT COURIER TO:
New Covenant Funds
Attn: Shareholder Services
3435 Stelzer Road
Columbus, Ohio 43219

BY WIRE:
To make an investment in the Funds or to add to an existing account by wire, call
877-835-4531 for instructions

ADDITIONALLY, THE FOLLOWING INFORMATION REPLACES THE PARAGRAPH UNDER THE HEADING "DISTRIBUTOR" ON PAGE 24 OF THE SAI:
Effective January 1, 2004, New Covenant Funds Distributor, Inc. (an affiliate of BISYS Fund Services Ohio, Inc.) serves as the principal underwriter (the "Distributor") for the Trust pursuant to a Distribution Agreement. The Agreement is for an initial two-year term and is renewable annually thereafter. The Agreement is terminable without penalty on sixty days written notice, by the Trust's Board of Trustees, by vote of a majority of the outstanding voting securities of the Trust, or by the Distributor. The Agreement will also terminate automatically in the event of its assignment. Currently, the Funds do not pay any fees to the Distributor. The Distributor has entered into a Distribution Services Agreement with the Adviser in connection with distribution of the Funds' shares, effective January 1, 2004. Under the Distribution Services Agreement, the Distributor provides certain sales support services to the Adviser. For these services, the Presbyterian Church (U.S.A.) Foundation, the Funds' sponsor, has paid the Distributor an implementation fee of $25,000. In addition, the Adviser pays or reimburses the Distributor for all out-of-pocket expenses incurred in connection with providing services under the Distribution Services Agreement. The Distributor's business address is 3435 Stelzer Road, Columbus, Ohio 43219.

THE FOLLOWING INFORMATION REPLACES THE PARAGRAPH UNDER THE HEADING "TRANSFER AGENT" ON PAGE 24 OF THE SAI:
Effective on or about March 8, 2004, BISYS Fund Services Ohio, Inc. ("BISYS") provides transfer agency services for the Funds. As part of these services, BISYS processes shareholder transactions and provides shareholder information services, compliance reporting, and anti-money laundering services. BISYS maintains the Trust's records in connection with the services it provides. BISYS' business address is 3435 Stelzer Road, Columbus, Ohio 43219.

THE FOLLOWING INFORMATION REPLACES THE PARAGRAPH AND THE HEADING
"SERVICES AGREEMENT AND ACCOUNTING SERVICES AGREEMENT" ON PAGE 24
OF THE SAI:

ADMINISTRATION AGREEMENT AND FUND ACCOUNTING AGREEMENT

Effective on or about March 8, 2004, BISYS provides fund accounting and administrative services to the Funds. The Trust has a Fund
Accounting Agreement and an Administration Agreement (the " Service Agreements") with BISYS. Under the Service Agreements, BISYS provides fund accounting and administrative services to the Funds.
The services include the day-to-day administration of matters necessary to each Fund's operations, maintenance of records and the books of the Trust, preparation of reports, assistance with compliance monitoring of the Funds' activities, calculation of each Fund's net asset value in accordance with the provisions of the Funds' current prospectus, and certain supplemental services in connection with Trust's obligations under the Sarbanes-Oxley Act of 2002.

    INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND
       STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.